AIP ALTERNATIVE LENDING FUND P (THE “FUND”)

SUPPLEMENT

DATED SEPTEMBER 17, 2018

to the Prospectus Dated June 22, 2018 (the “Prospectus”)

The sixth sentence of the section of the Prospectus entitled “Summary of Fees and Expenses” is hereby deleted and replaced with the following:

The table also assumes the use of leverage by the Master Fund through a credit facility in an amount equal to 23% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Shares.

The first sentence of the third paragraph of the section of the prospectus entitled “Special Risk Considerations—Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party” is hereby deleted and replaced with the following:

In addition, after the final maturity date of certain fractional loans and pass-through notes, a Platform may have no obligation to make any late payments to its lender members even if a borrower has submitted such a payment to the Platform.

The second paragraph of the section of the Prospectus entitled “Investment Program—Effects of Leverage” is hereby deleted and replaced with the following:

The table further reflects the issuance of leverage through a credit facility representing 23% of the Managed Assets at an annual interest rate expense to the Master Fund of 4.62%. The Shares must experience an annual return of 1.39% in order to cover the annual interest expense. The following table should not be considered a representation of the future effects of leverage on the Master Fund, and the amount of leverage used by the Master Fund may vary in the future.

The first sentence of the third paragraph of the section of the prospectus entitled “Risk Considerations—Alternative Lending Risk Considerations—Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party” is hereby deleted and replaced with the following:

In addition, after the final maturity date of certain fractional loans and pass-through notes, a Platform may have no obligation to make any late payments to its lender members even if a borrower has submitted such a payment to the Platform.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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